UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C

Information Statement Pursuant to Section 14(c) of
the Securities Exchange Act of 1934

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Future FinTech Group, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Future FinTech Group, Inc.

Americas Tower, 1177 Avenue of The Americas,
Suite 5100, New York, NY 10036

Notice of Shareholder Action by Written Consent

February 26, 2021

To the Shareholders of Future FinTech Group, Inc.:

We are furnishing this Information Statement to the shareholders of Future FinTech Group, Inc., a Florida corporation (the “Company”, “we”, “us” or “FTFT”), under Rule 14c-2 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and Florida law. This Information Statement advises the Company’s shareholders of actions taken and approved on February 12, 2021, by unanimous written consent of the Company’s Board of Directors and the subsequent adoption of such corporate action by the holders a majority of the Company’s outstanding shares of Common Stock (the “Majority Shareholders”), to amend the Company’s Second Amended and Restated Articles of Incorporation, as amended (the “Amendment”) to increase the total number of authorized shares of common stock, par value $0.001 per share (the “Common Stock”) of the Company from 60,000,000 shares to 300,000,000 shares (the “Share Increase”).

SHAREHOLDERS ARE NOT BEING ASKED FOR PROXIES TO VOTE THEIR SHARES WITH RESPECT TO THE AMENDMENT AND THE SHARE INCREASE. NO PROXY CARD HAS BEEN ENCLOSED WITH THIS INFORMATION STATEMENT AND NO MEETING OF SHAREHOLDERS WILL BE HELD TO CONSIDER THE SHARE INCREASE.

The Share Increase will not become effective until the filing with the Florida Secretary of State of the Articles of Amendment to the Company’s Second Amended and Restated Articles of Incorporation, as amended at least 20 days after the date of the mailing of this Information Statement to the Company’s shareholders.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

This Information Statement contains a description of the Share Increase. We encourage you to read the Information Statement, including Appendix A, thoroughly. You may also obtain information about us from publicly available documents filed with the Securities and Exchange Commission.

By Order of the Board of Directors,

/s/ Shanchun Huang
Shanchun Huang
Chief Executive Officer
February 26, 2021

Future FinTech Group, Inc.
Americas Tower, 1177 Avenue of The Americas,
Suite 5100, New York, NY 10036

NOTICE OF ADOPTION AND APPROVAL OF AMENDMENT AND SHARE INCREASE
BY WRITTEN CONSENT OF SHAREHOLDERS

February 26, 2021

To the Shareholders of Future FinTech Group, Inc.:

NOTICE IS HEREBY GIVEN, pursuant to Section 607.0704 of the Business Corporation Act of the State of Florida (“Florida Law”) that, on February 12, 2021, the holders of a majority of the outstanding shares of the common stock of Future FinTech Group, Inc., a Florida corporation, entitled to vote thereon, acting by written consent without a meeting of shareholders, authorized, adopted and approved the execution and delivery of the Articles of Amendment to the Company’s Second Amended and Restated Articles of Incorporation, as amended (the “Amendment”) to increase the total number of authorized shares of common stock, par value $0.001 per share (the “Common Stock”) of the Company from 60,000,000 shares to 300,000,000 shares (the “Share Increase”).

As permitted by Florida law, no meeting of the shareholders of FTFT is being held to vote on the approval of the Amendment and Share Increase. The Amendment and Share Increase are described in detail in the enclosed Information Statement.

By Order of the Board of Directors,

/s/ Shanchun Huang
Shanchun Huang
Chief Executive Officer

FUTURE FINTECH GROUP, INC.
INFORMATION STATEMENT

Introduction

This Information Statement is being furnished to the shareholders of Future FinTech Group, Inc., a Florida corporation (“FTFT” or the “Company”), in connection with the prior approval of our Board of Directors of, and receipt of approval by written consent of holders of the majority of the Company’s issued and outstanding common stock for, the execution and filing of the Articles of Amendment to the Company’s Second Amended and Restated Articles of Incorporation, as amended (the “Amendment”) to increase the total number of authorized shares of common stock, par value $0.001 per share (the “Common Stock”) of the Company from 60,000,000 shares to 300,000,000 shares (the “Share Increase”). A copy of Amendment is included as Appendix A to this Information Statement.

The Board of Directors believes that the approval of the Share Increase is in the best interest of FTFT and its shareholders and will allow the Company to have sufficient authorized shares for future issuance, including for public or private offerings, conversions of convertible securities, issuance of stock or stock options to employees, acquisition transactions and other general corporate purposes. Accordingly, on February 12, 2021, the Board approved the Amendment, and directed that the Amendment be presented to shareholders holding a majority of the issued and outstanding shares of our capital stock.

Under Florida law and our Second Amended and Restated Articles of Incorporation, as amended, the affirmative vote of a majority of the issued and outstanding shares of our Common Stock, as of the close of business on February 12, 2021, the record date, is required to approve the Amendment. As of February 12, 2021, there were issued and outstanding 59,541,228 shares of Common Stock. As permitted by Florida Law, on February 12, 2021, we received a written consent in lieu of a meeting of shareholders from holders of 31,394,260 shares of Common Stock representing 52.73% of the total issued and outstanding shares of our voting stock approving the Amendment (the “Consent Action”).

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY. NO PROXY CARD HAS BEEN ENCLOSED AND NO MEETING OF SHAREHOLDERS WILL BE HELD TO CONSIDER THE AMENDMENT AND SHARE INCREASE.

The Amendment and the Share Increase will not become effective until the filing with the Florida Secretary of State of the Amendment at least 20 calendar days following the date of mailing of this Information Statement to our shareholders.

This Information Statement is furnished for the purposes of informing shareholders of the Consent Action prior to the effectiveness of the Amendment in the manner required under the Securities Exchange Act of 1934, as amended, and under Florida Law. This Information Statement is first being mailed on or about February 26, 2021 to holders of record of Common Stock as of the close of business on February 12, 2021 (the “Record Date”).

Voting Securities and Principal Holders Thereof

As of February 12, 2021, there were outstanding 59,541,228 shares of Common Stock.

The following table sets forth, as of February 12, 2021, certain information with respect to the beneficial ownership of the Company’s voting securities by (i) any person (including any “group” as set forth in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) known by us to be the beneficial owner of five percent (5%) or more of any class of our voting securities, (ii) each director, (iii) each of the named executive officers, and (iv) all of our directors and named executive officers as a group. Shares which the person or group has the right to acquire within 60 days of February 12, 2021, are deemed to be outstanding in calculating the percentage ownership of such person or group, but are not deemed to be outstanding as to any other person or group.

Unless otherwise indicated in the footnotes, the principal address of each of the shareholders, named executive officers, and directors below is c/o Future FinTech Group, Inc., Americas Tower, 1177 Avenue of The Americas, Suite 5100, New York, NY 10036.

Shares Beneficially Owned

Name of Beneficial Owner	Number	Percent
Directors and Named Executive Officers
Yongke Xue (1)	2,171,955	3.65%
Shanchun Huang	-	-
Ming Yi	-	-
Mingjie Zhao	-	-
Yang (Sean) Liu	-	-
Fuyou Li	-	-
Johnson Lau	-	-
All current directors and name executive officers as a group (7 persons)	2,171,955	3.65%
5% or Greater Shareholders
Zeyao Xue (2)	13,012,622	21.85%
Sincerity Group Enterprises Ltd.(3)	3,696,741	6.21%
Mengyao Chen(4)	3,323,225	5.58%
Shuiliang Xiao(5)	3,409,466	5.73%
All 5% or Greater Shareholders	23,422,054	39.37%

(1)	Consists of (i) 1,488,570 shares owned directly by Golden Dawn International Limited, a British Virgin Islands company, (ii) 183,385 shares owned directly by China Tianren Organic Food Holding. Each of Golden Dawn International Limited and China Tianren Organic Good Holding are indirect subsidiaries of V.X. Fortune Capital Limited, a British Virgin Islands company and Yongke Xue is the sole director of V.X. Fortune Capital Limited and (iii) 500,000 shares owned directly by Yongke Xue.

(2)	Mr. Zeyao Xue, the son of Yongke Xue, holds all of the issued and outstanding capital stock of Fancylight Limited, which is the indirect owner of those shares held by Golden Dawn International Limited and China Tianren Organic Food Holding. As such, Mr. Zeyao Xue shares beneficial ownership of 1,671,955 of his shares with Mr. Yongke Xue. The address of Zeyao Xue is No.3, Xijuyuan Xiang, Lianhu District, Xi’an City, Shaanxi Province, China.
(3)	The address of Sincerity Group Enterprises Ltd. is 17th building of East Roman Garden, No 988 in Kuangshan Road, Baqiao District, Xi’an City, Shaanxi Province, China.
(4)	The address of Mengyao Chen is 1704, 11th Floor, South Zone of Ronghuabeijingcheng, 7th Fengcheng Rd., Weiyang District, Xi’an City, Shaanxi Province, China.
(5)	The address of Shuiliang Xiao is Tianlang Lanhushu, West end of Keji Rd., Yanta district, Xi’an City, Shaanxi Province, China.

On February 12, 2021, the Board approved the Share Increase and Amendment, and recommended that the Company’s shareholders approve the same. On February 12, 2021, shareholders holding an aggregate of 31,394,260 shares of our issued and outstanding Common Stock approved the Share Increase and Amendment by written consent. Those shareholders included Sincerity Group Enterprises Ltd, Zeyao Xue, Mengyao Chen, Shuiliang Xiao and other shareholders that hold less than 5% of our shares of common stock (the “Majority Shareholders”), which collectively hold 52.73% of the Company’s Common Stock as of February 12, 2021, the record date.

Dissenter’s Rights

The shareholders of FTFT have no right under Florida Law, our Second Amended and Restated Articles of Incorporation, as amended or Amended and Restated Bylaws to dissent from the provision adopted in the Amendment.

Effective Date and Effects of the Share Increase

Pursuant to Rule 14c-2 promulgated pursuant to the Exchange Act, the Amendment and Share Increase will not be effective until at least twenty (20) days after the date on which this Information Statement is filed with the Commission and a copy hereof has been mailed to each of our shareholders. The Company anticipates that this Information Statement will be mailed or furnished to our shareholders on or about February 26, 2021.  Therefore, the Company anticipates that the Amendment and Share Increase will be effective on or about March 18, 2021, or such later date as all conditions and requirements to effectuate the Amendment and Share Increase are satisfied.

Potential uses of the additional authorized shares of Common Stock may include public or private offerings, conversions of convertible securities, issuance of stock or stock options to employees, acquisition transactions and other general corporate purposes. Increasing the authorized number of shares of the Common Stock will give us greater flexibility and will allow the Company to issue such shares, in most cases, without the expense or delay of seeking shareholder approval. The Company may issue shares of its Common Stock in connection with financing transactions and other corporate purposes which the Board of Directors believes will be in the best interest of the Company’s shareholders. The additional shares of Common Stock will have the same rights as the presently authorized shares, including the right to cast one vote per share of Common Stock. Although the authorization of additional shares will not, in itself, have any effect on the rights of any holder of our Common Stock, the future issuance of additional shares of Common Stock (other than by way of a stock split or dividend) would have the effect of diluting the voting rights, and could have the effect of diluting earnings per share and book value per share, of existing shareholders.

Householding of Materials

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for information statements with respect to two or more security holders sharing the same address by delivering a single information statement addressed to those security holders. This process, which is commonly referred to as “householding,” potentially means extra convenience for security holders and cost savings for companies.

Brokers with account holders who are Future FinTech Group, Inc., shareholders may be “householding” our Information Statement. A single Information Statement may be delivered to multiple shareholders sharing an address unless contrary instructions have been received from the affected shareholders. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate Information Statement, please notify your broker and direct your request to Future FinTech Group, Inc., Attention: Secretary, Americas Tower, 1177 Avenue of The Americas, Suite 5100, New York, NY 10036. The telephone number of our principal offices is 888-622-1218. Upon written or oral request to the Company’s Secretary, the Company will promptly provide a separate copy of the Information Statement. If you wish to receive a single copy of the Information Statement instead of multiple copies, please direct your request to the same address above.

Where You Can Find Additional Information

We file annual, quarterly and current reports, proxy and information statements and other information with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended. You may read and copy this information at the Public Reference Section at the Securities and Exchange Commission at 100 F Street, N.E., Washington, DC 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-732-0330. The SEC maintains an Internet site that contains reports, proxy and information statements, and other information about issuers that file electronically with the SEC. The address of that site is http://www.sec.gov.

Conclusion

As a matter of regulatory compliance, we are sending you this Information Statement, which describes the purpose and effect of the above action.  Your consent to the above action is not required and is not being solicited in connection with this action.  This Information Statement is intended to provide our shareholders information required by the rules and regulations of the Securities Exchange Act of 1934.  Please carefully read this Information Statement.

By Order of the Board of Directors

/s/ Shanchun Huang
By: Shanchun Huang
Chief Executive Officer

Dated: February 26, 2021

Appendix A

ARTICLES OF AMENDMENT

TO THE

SECOND AMENDED AND RESTATED
ARTICLES OF INCORPORATION OF

FUTURE FINTECH GROUP INC.

Pursuant to Section 607.1006 of the Business Corporation Act of the State of Florida, the undersigned corporation hereby submits these Articles of Amendment (the “Amendment”) to the corporation’s Second Amended and Restated Articles of Incorporation:

1.	The name of the corporation is Future FinTech Group Inc. (the “Corporation”).

2.	Section 1.01 of Article III Capital Stock of the Second Amended and Restated Articles of Incorporation of the Corporation is hereby amended and restated as follows:

1.01       Authorized Stock. The total number of shares of common stock, par value $0.001 per share (the “Common Stock”), which the Company shall have authority to issue is 300,000,000. The total number of shares of preferred stock, par value $0.001 per share (the “Preferred Stock”), which the Company shall have authority to issue is 10,000,000.

3.	The Amendment does not provide for an exchange, reclassification or cancellation of issued shares.

4.

The Amendment was unanimously approved by the Board of Directors of the Corporation on February 12, 2021 and by shareholders holding a majority of the issued and outstanding shares of the Corporation’s capital stock on February 12, 2021 in accordance with the Florida Business Corporation Act.

5.	The Amendment will be effective upon filing.

DATED as of March______, 2021.

FUTURE FINTECH GROUP INC.

By
Shanchuan Huang, Chief Executive Officer